Short-Term Investments and Derivative Liabilities - Schedule of Derivative Liabilities (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 CNY (¥)
Derivative liabilities:
Derivative liabilities		$ 155	¥ 1,050
Total derivative liabilities		155	1,050
Derivative [Member]
Derivative liabilities:
Derivative liabilities	[1]	$ 155	¥ 1,050

[1]	Jilin Zhengye entered into foreign currency swap contracts and cross currency interest rate swap contracts with a commercial bank on November 28, 2024 (see Note 2) and November 7, 2025 (see Note 2 and Note 7). Jilin Zhengye determined the foreign currency swap contracts and cross currency interest rate swap contracts as non-designated derivative instruments, which are initially recorded at fair value as either assets or liabilities in the accompanying balance sheet and subsequently remeasured to fair value at each reporting date.